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                                                                    EXHIBIT 99.2


O'Hara Resources Ltd.
Certification pursuant to
18 U.S.C. Section 1350
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of O'Hara Resources Ltd. ("the Company") on Form 10Q for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Thomas, Chief Financial Officer of the Company, certify, pursuant to
18 USC 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material aspects, the financial condition and result of operations of the Company.



/s/ WILLIAM THOMAS
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William Thomas
Chief Financial Officer



December 6, 2002